                                                         SEC FILE NOS. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS

                         Supplement Dated July 1, 2004
                     to the Prospectus Dated March 1, 2004

Effective June 30, 2004, this Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of The MainStay Funds ("Trust"). You may obtain a copy of the Prospectus or the Trust's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

A.  Small Cap Value Fund
    --------------------
At a meeting held on June 16, 2004, the shareholders of the Small Cap Value Fund approved a new Sub-Advisory Agreement between NYLIM and MacKay Shields LLP, ("MacKay Shields") to appoint MacKay Shields as the new sub-adviser to the Fund (the "MacKay Shields Agreement") effective June 30, 2004. In connection with the approval of the MacKay Shields Agreement, the information provided below updates certain information set forth in the Prospectus:

1. All references to the Small Cap Value Fund's former sub-adviser, Dalton Greiner, Hartman, Maher & Co., in the Prospectus are hereby deleted and, as appropriate, replaced with reference to MacKay Shields.

2. The section entitled "Investment Process" on page 42 of the Prospectus is replaced with the following:

       MacKay Shields, the Fund's Subadvisor, uses an investment selection process that focuses on stocks that meet three criteria: inexpensive valuations, free cash flow, and multiple appreciation drivers, or catalysts. The Subadvisor looks for stocks that are inexpensive relative to the benchmark, their peer group or historical valuations. The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research.

       The portfolio is constructed using this bottom-up process. Stocks will be sold either when they meet the Subadvisor's price objective, or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer.

3. The Shareholder Fee Table on page 44 of the Prospectus is replaced with the following:

SHAREHOLDER FEES
(fees paid directly from your investment)
                                                           CLASS A         CLASS B         CLASS C


Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                          5.50%           None           None

Maximum Deferred Sales Charge (Load)(1)
(as a percentage of the lesser of the original offering
price or redemption proceeds)                                None            5.00%          1.00%

Exchange Fee                                                   *               *              *

Maximum Account Fee                                          None            None           None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees(2)                                           0.85%           0.85%          0.85%

Distribution and/or Service (12b-1) Fees(3)                  0.26%           1.00%          1.00%

Other Expenses                                               0.69%           0.69%          0.69%

Total Annual Fund Operating Expenses(2)                      1.79%           2.54%          2.54%

 * Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

(1) Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

(2) Effective July 1, 2004 NYLIM contractually agreed to reduce the management fee from 1.00% to 0.85% and voluntarily agreed to waive the management fee to 0.60%. NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.90% of average daily net assets for Class A shares and 2.65% of average daily net assets for Class B and C shares. For the fiscal period ended October 31, 2003, the management fee paid was 0.96%, and the total annual fund operating expenses were 1.90% for Class A shares and 2.65% for Class B and C shares. The reimbursement may be discontinued at any time without notice.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4. The Small Cap Value Fund is currently closed to new investors but will re-open and begin accepting purchase orders from new shareholders on July 6, 2004. Accordingly, the footnote on page 42 of the Prospectus is hereby deleted and replaced with the following:

       Closed to new investors until July 6, 2004. Prior to such date, only existing shareholders may continue to invest in the Small Cap Value Fund directly, through exchanges, or by reinvesting distributions.

5. The following footnote is added to the table on page 129 of the Prospectus, in connection with the Small Cap Value Fund line:

       Effective July 1, 2004, NYLIM reduced the management fee payable by the Small Cap Value Fund from 1.00% to 0.85% of the Fund's average daily net assets.

6. The information given for the Small Cap Value Fund in the section entitled, "Know with Whom You're Investing - Portfolio Managers" on page 131 of the Prospectus is hereby deleted and replaced with Caroline Evascu. Ms. Evascu's biography is as follows:

       Caroline Evascu Ms. Evascu joined MacKay Shields in 2004. Formerly, she was with State Street Research and Management Company, where she was Vice President and Co-Portfolio Manager of a small cap value fund. Prior to that, Ms. Evascu was a Vice President and Senior Analyst with SG Cowen Asset Management as a member of its small cap value team and an Associate Analyst at DLJ. She holds a BA from the University of Pennsylvania and is a Chartered Financial Analyst (CFA).









            Please Retain This Supplement For Your Future Reference.





                                                                   MS16bb-06/04

                                                         SEC FILE NOS. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS

                     Supplement Dated July 1, 2004 to the
            Statement of Additional Information Dated March 1, 2004


Effective June 30, 2004, this Supplement updates certain information contained in the above-dated Statement of Additional Information ("SAI") of The MainStay Funds ("Trust"). You may obtain a copy of the SAI or the Trust's Prospectus free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

   1. At a meeting held on June 16, 2004, the shareholders of the Small Cap Value Fund ("Fund") approved a new Sub-Advisory Agreement between MacKay Shields LLP, ("MacKay Shields") to appoint MacKay Shields as the new sub-adviser to the Fund (the "MacKay Shields Agreement") effective June 30, 2004. In connection with the approval of the MacKay Shields Agree-ment, all references to the Fund's former sub-adviser, Dalton Greiner, Hartman, Maher & Co., in the SAI are hereby deleted and, as appropriate, replaced with reference to MacKay Shields.

   2. The Small Cap Value Fund is currently closed to new investors but will re-open and begin accepting purchase orders from new shareholders on July 6, 2004. Accordingly, the first sentence on page 9 of the SAI under the heading "Small Cap Value Fund" is hereby deleted and replaced with the following:

          The Small Cap Value Fund is closed to new investors until July 6, 2004. Prior to such date, only existing shareholders may continue to invest in the Small Cap Value Fund directly, through exchanges, or by reinvesting distributions.

   3. The last three sentences under the heading "Small Cap Value Fund" on page 9 of the SAI are hereby deleted and replaced with the following:

          Stocks will be sold either when they meet the Subadvisor's price objective or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer. The Fund may invest up to 15% of net assets in REITs.

   4. The "Annual Rate" attributable to the Small Cap Value Fund on page 63 of the SAI is deleted and replaced and replaced with the following:

          One-half of the management fee payable to the Manager with respect to the Small Cap Value Fund, net of management fee waivers, expense limitations and reimbursements.


            Please Retain This Supplement For Your Future Reference.